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                                                              EXHIBIT 23.1

                      INDEPENDENT AUDITORS' CONSENT

The Board of Directors

Laboratory Corporation of America Holdings:

  We consent to the use of our reports included herein and incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG Peat Marwick LLP

Raleigh, North Carolina

May 19, 1997